                                                                      Exhibit 8
                                                                      ---------

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and General Electric Capital Life Assurance Company of New York.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            GENERAL ELECTRIC CAPITAL LIFE
                                               ASSURANCE COMPANY OF NEW
                                               YORK



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Allstate Life Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            ALLSTATE LIFE INSURANCE
                                               COMPANY



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Allstate Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            ALLSTATE INSURANCE COMPANY



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Morgan Guaranty Trust Company of New York, as Trustee for a Commingled Pension Trust Fund.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            MORGAN GUARANTY TRUST COMPANY OF NEW
                                               YORK, as Trustee for a Commingled
                                               Pension Trust Fund



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and J. P. Morgan Investment Management Inc., as Investment Manager for Various Institutional Investors.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            J.P. MORGAN INVESTMENT
                                               MANAGEMENT INC., as Investment
                                               Manager for Various Institutional
                                               Investors



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and The Lincoln National Life Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      THE LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY
                                      By: Lincoln Investment Management, Inc.,
                                         Its Attorney-in-Fact



                                      By:________________________
                                         Name:
                                         Title:


                                      L. D. FASHIONS HOLDINGS CORP.



                                      By:_______________________
                                         Name:
                                         Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Lincoln National Life Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY
                                      By: Lincoln Investment Management, Inc.,
                                         Its Attorney-in-Fact



                                      By:________________________
                                         Name:
                                         Title:


                                      L. D. FASHIONS HOLDINGS CORP.



                                      By:_______________________
                                         Name:
                                         Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Lincoln Life & Annuity Company of New York.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      LINCOLN LIFE & ANNUITY COMPANY
                                         OF NEW YORK
                                      By: Lincoln Investment Management, Inc.,
                                         Its Attorney-in-Fact



                                      By:________________________
                                         Name:
                                         Title:


                                      L. D. FASHIONS HOLDINGS CORP.



                                      By:_______________________
                                         Name:
                                         Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Lincoln National Health & Casualty Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      LINCOLN NATIONAL HEALTH
                                         CASUALTY INSURANCE COMPANY
                                      By: Lincoln Investment Management, Inc.,
                                         Its Attorney-in-Fact



                                      By:________________________
                                         Name:
                                         Title:


                                      L. D. FASHIONS HOLDINGS CORP.



                                      By:_______________________
                                         Name:
                                         Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and The Penn Mutual Life Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            THE PENN MUTUAL LIFE INSURANCE
                                               COMPANY



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:

                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and Anchor National Life Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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
         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            ANCHOR NATIONAL LIFE INSURANCE
                                               COMPANY



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:


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
                                                                  EXECUTION COPY

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


         AMENDMENT dated as of May 5, 1998 to the Note Purchase Agreement dated as of May 5, 1996 (as may be amended from time to time, the "AGREEMENT") among
L. D. Fashions Holdings Corp. and SunAmerica Life Insurance Company.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.

         SECTION 2. Amendments. (a) Schedule B of the Agreement is amended by the addition of the following new defined term in appropriate alphabetical order:

                  "HEDGING ARRANGEMENT" means the hedging transaction entered into by the Company in accordance with Section 4.13 of this Agreement.

         (b) The definition of "Consolidated Net Worth" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated Net Worth shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         (c) The definition of "Consolidated EBITDA" in Schedule B is amended by the addition of the following:

         "Notwithstanding the foregoing, Consolidated EBITDA shall be calculated to eliminate any unrealized gains and losses arising from the Hedging Arrangement."

         SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the special counsel to the Purchasers shall have received from each of the Company and the Required Holders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the special counsel to the Purchasers) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            SUNAMERICA LIFE INSURANCE
                                               COMPANY



                                            By:________________________
                                               Name:
                                               Title:


                                            L. D. FASHIONS HOLDINGS CORP.



                                            By:_______________________
                                               Name:
                                               Title:


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